UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 5, 2025

Date of Report (date of earliest event reported)

Acuren Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-42524	66-1076867
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 South Park Road, Suite 350

Hollywood, Florida 33021

(Address of principal executive offices and zip code)

(954) 495-2112

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 5, 2025, Acuren Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investor named therein (the “Investor”), for the private placement (the “Private Placement”), of (i) 17,708,333 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at $12.00 per share and (ii) a pre-funded warrant (the “Pre-Funded Warrant,” and together with the Shares, the “Securities”) to purchase 3,125,000 shares of Common Stock, at $11.9999 per share. The aggregate gross proceeds of the Private Placement were approximately $250 million, before deducting placement agent fees and other expenses.

The Pre-Funded Warrant has an exercise price of $0.0001 per share of Common Stock, is immediately exercisable and will remain exercisable until exercised in full. The Pre-Funded Warrant is exercisable in cash or by means of a cashless exercise. The Investor may not exercise the Pre-Funded Warrant if the Investor, together with its affiliates, would beneficially own more than 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise; provided, however, that a holder may increase or decrease such percentage by giving 61 days’ notice to the Company, but not to any percentage in excess of 19.99%.

The Private Placement closed on October 7, 2025. The Company intends to use the net proceeds from the Private Placement for general corporate purposes.

Pursuant to the Purchase Agreement, the Company agreed not to issue any Common Stock or effect a reverse stock split, recapitalization, share consolidation, reclassification or similar transaction affecting the outstanding Common Stock, for a period of ninety (90) days following the effective date of a registration statement registering the resale of the Shares, subject to certain exceptions.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

The Private Placement was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering. The Investor acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends have been affixed to the securities issued in this transaction.

Registration Rights Agreement

On October 7, 2025, in connection with the Purchase Agreement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investor. Pursuant to the Registration Rights Agreement, the Company agreed to prepare and file a registration statement with the Securities and Exchange Commission (the “SEC”) as soon as reasonably practicable following the date of the Registration Rights Agreement (but in no event later than the date that is fifteen (15) days after the closing of the Private Placement) for purposes of registering the resale of the shares of Common Stock issued pursuant to the Purchase Agreement and shares of Common Stock issuable upon exercise of the Pre-Funded Warrant. The Company agreed to use its commercially reasonable efforts to have the registration statement declared effective by the SEC within seventy-five (75) days after the initial filing of the registration statement. The Company has also agreed, among other things, to indemnify the Investor, its members, directors, officers, partners, employees, managers, agents, representatives and advisors under the registration statement from certain liabilities and to pay all fees and expenses incident to the Company’s obligations under the Registration Rights Agreement and to keep the registration statement effective until the date that all registrable securities covered by the registration statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

The foregoing description of the Purchase Agreement, Registration Rights Agreement and the Pre-Funded Warrant is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, Registration Rights Agreement and the Pre-Funded Warrant, which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.03  Amendments to Articles of Incorporation.

On October 7, 2025, the Company filed a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to change its name from Acuren Corporation to TIC Solutions, Inc., effective at 5:00 p.m. Eastern Time on October 10, 2025. The Company will begin trading under TIC Solutions, Inc. on October 13, 2025.

A copy of the Certificate of Amendment is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 6, 2025, the Company issued a press release announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment dated October 7, 2025.
4.1	Pre-Funded Warrant
10.1	Securities Purchase Agreement, dated October 5, 2025, by and among Acuren Corporation and the investors party thereto
10.2	Registration Rights Agreement, dated October 7, 2025, by and among Acuren Corporation and the investors party thereto
99.1	Press release issued by Acuren Corporation on October 6, 2025, related to the Private Placement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acuren Corporation

Date: October 7, 2025	By:	/s/ Kristin Schultes
		Name:	Kristin Schultes
		Title:	Chief Financial Officer

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